UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2018

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 16, 2018, Tidewater Inc. and GulfMark Offshore, Inc. hosted a joint conference call to discuss their entry into an Agreement and Plan of Merger, dated as of July 15, 2018. A copy of the conference call transcript is attached as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

The information furnished pursuant to this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Conference Call Transcript, dated July 16, 2018.

Additional Information and Where to Find It

Tidewater Inc. (“Tidewater”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Joint Proxy Statement/Prospectus”) which will include a registration statement and prospectus with respect to Tidewater’s shares of common stock to be issued in the proposed transaction between Tidewater and GulfMark Offshore, Inc. (“GulfMark”) (the “Transaction”) and a joint proxy statement of Tidewater and GulfMark in connection with the Transaction. The definitive Joint Proxy Statement/Prospectus will contain important information about the proposed Transaction and related matters. STOCKHOLDERS ARE URGED AND ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by Tidewater or GulfMark with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus from Tidewater by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, 77072, Attn: Investor Relations, by telephone at +1-713-470-5292, or by going to Tidewater’s Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, by telephone at +1-713-369-7300, or by going to GulfMark’s Investor Relations page on its corporate web site at www.gulfmark.com.

Participants in the Solicitation

Tidewater, GulfMark and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about Tidewater’s directors is set forth in its Transition Report on Form 10-K for the transition period from April 1, 2017 to December 31, 2017, which was filed with the SEC on March 15, 2018. Information about GulfMark’s directors and executive officers is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on April 2, 2018. These documents are available free of charge at the SEC’s web site at www.sec.gov, from Tidewater by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, 77072, Attn: Investor Relations, or by going to Tidewater’s Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, or by going to GulfMark’s Investor Relations page on its corporate web site at www.gulfmark.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Transaction will be included in the Joint Proxy Statement/Prospectus that Tidewater intends to file with the SEC.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning Tidewater, GulfMark, and the proposed transaction between Tidewater and GulfMark. The unfolding of future economic or business developments may happen in a way not as anticipated or projected by Tidewater and GulfMark and may involve numerous risks and uncertainties that may cause Tidewater’s and GulfMark’s actual achievement of any forecasted results to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of Tidewater or GulfMark, include, without limitation, the proposed Transaction and the anticipated synergies with respect to the combination of Tidewater and GulfMark; fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; customer actions including changes in capital spending for offshore exploration, development and production and changes in demands for different vessel specifications; acts of terrorism and piracy; the impact of potential information technology, cybersecurity or data security breaches; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher political risk countries where we operate; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in law, economic and global financial market conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and foreign currency exchange rate volatility, commodity and equity prices and the value of financial assets; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors, other factors that are described in “Forward-Looking Statements,” as well as other information contained in Tidewater’s and GulfMark’s Form 10-K’s and 10-Q’s.

Although Tidewater and GulfMark believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by either company’s stockholders; the possibility of litigation (including related to the transaction itself); Tidewater’s and GulfMark’s ability to successfully integrate their operations, technology and employees and realize synergies from the Transaction; unknown, underestimated or undisclosed commitments or liabilities; the conditions in the oil and natural gas industry, including a decline in, or the substantial volatility of, oil or natural gas prices, and changes in the combined companies’ customer requirements; the level of demand for the combined companies’ products and services. Neither Tidewater nor GulfMark undertakes any obligation to update any forward-looking statements or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that either Tidewater or GulfMark becomes aware of, after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date: July 17, 2018

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